SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                               MOODY'S CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              Delaware                       1-14037            13-3998945
  (State or Other Jurisdiction of   (Commission File Number)  (IRS Employer
           Incorporation)                                    Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300

Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition"

On July 28, 2004, the Company announced its financial results for the quarter ended June 30, 2004. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition" of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MOODY'S CORPORATION

                            By:  /s/ John J. Goggins
                                 -----------------------------------------------

                                 John J. Goggins
                                 Senior Vice President and General Counsel


                                                    Date: July 28, 2004